                                                                    EXHIBIT 99.3

                                VOTING AGREEMENT


          THIS VOTING AGREEMENT is entered into as of October 17, 1997, by and between SUNGARD DATA SYSTEMS INC., a Delaware corporation ("Parent"), and __________ ("Stockholder").

                                    RECITALS

          A. Parent, Information Data Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and Infinity Financial Technology, Inc., a Delaware corporation (the "Company"), are entering into an Agreement and Plan of Merger and Reorganization of even date herewith (as amended from time to time, the "Reorganization Agreement"), which provides (subject to the conditions set forth therein) for the merger of Merger Sub into the Company (the "Merger").

          B. As a condition to the willingness of Parent and Merger Sub to enter into the Reorganization Agreement, Parent and Merger Sub have required that Stockholder enter into, and in order to induce Parent and Merger Sub to enter into the Reorganization Agreement Stockholder has agreed to enter into, this Voting Agreement.


                                   AGREEMENT

          The parties to this Voting Agreement, intending to be legally bound, agree as follows:

SECTION 1.  CERTAIN DEFINITIONS

          (a) All capitalized terms used but not otherwise defined in this Voting Agreement have the meanings ascribed to such terms in the Reorganization Agreement.

          (b) "SUBJECT SECURITIES" shall mean: (i) all securities of the Company
               ------------------
(including shares of Company Common Stock and all options, warrants and other rights to acquire shares of Company Common Stock) Owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which Stockholder acquires Ownership during the period from the date of this Agreement through the Expiration Date.

          (c) Stockholder shall be deemed to "OWN" or to have acquired
                                              ---
"OWNERSHIP" of a security if Stockholder: (i) is the record owner of such
 ---------
security; or (ii) is the "beneficial owner" (within the meaning of Rule 13d-3 under the Exchange Act) of such security.

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          (d) "EXPIRATION DATE" shall mean the earlier of the date upon which the Reorganization Agreement is validly terminated or the date upon which the Merger becomes effective.

          (e) The "RECORD DATE" for a particular matter shall be the date fixed for persons entitled: (i) to receive notice of, and to vote at, a meeting of the stockholders of the Company called for the purpose of voting on such matter; or
(ii) to take action by written consent of the stockholders of the Company with respect to such matter.


SECTION 2.  TRANSFER OF SUBJECT SECURITIES

       2.1 TRANSFEREE OF SUBJECT SECURITIES TO BE BOUND BY THIS AGREEMENT. Stockholder covenants and agrees that, prior to the Expiration Date, Stockholder will not, directly or indirectly, sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of or transfer any of the Subject Securities to any Person other than Parent (a "Transfer") unless and until the other party to such Transfer (a "Transferee") shall have: (i) executed a counterpart of this Voting Agreement and a proxy in the form attached hereto as Exhibit A; and (ii) agreed to hold such Subject Securities (or interest in such Subject Securities) subject to all of the terms and conditions of this Voting Agreement.

       2.2 TRANSFER OF VOTING RIGHTS. Stockholder covenants and agrees that, prior to the Expiration Date, Stockholder will not deposit any of the Subject Securities into a voting trust or grant a proxy or enter into a voting agreement with respect to any of the Subject Securities.


SECTION 3.  VOTING OF SHARES

       3.1 VOTING AGREEMENT. Stockholder covenants and agrees that, prior to the earlier to occur of the valid termination of the Reorganization Agreement or the Effective Time, at any meeting of the stockholders of the Company, however called, and in any written action by consent of stockholders of the Company, unless otherwise directed in writing by Parent, Stockholder shall caused to be voted all issued and outstanding shares of Company Common Stock that are Owned by Stockholder as of the Record Date with respect to any of the matters referred to in this Section 3.1 in favor of the Merger, the execution and delivery by the Company of the Reorganization Agreement and the adoption and approval of the terms thereof and in favor of each of the other actions contemplated by the Reorganization Agreement and any action required in furtherance hereof or thereof.

       3.2  PROXY; FURTHER ASSURANCES.

            (a) Contemporaneously with the execution of this Voting Agreement:
(i) Stockholder shall deliver to Parent a proxy in the form attached hereto as Exhibit A, which shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein (the "Proxy"); and (ii) Stockholder shall cause to be delivered to Parent an additional proxy (in the form attached hereto as Exhibit A) executed on behalf of the record owner of any

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issued and outstanding shares of Company Common Stock that are owned beneficially (but are not owned of record) by Stockholder.

            (b) Stockholder shall perform such further acts and execute such further documents and instruments as may reasonably be required to vest in Parent the power to carry out and give effect to the provisions of this Voting Agreement.


SECTION 4.  WAIVER OF APPRAISAL RIGHTS.

          Stockholder hereby irrevocably and unconditionally waives any rights of appraisal and any dissenters' rights that Stockholder may have in connection with the Merger.


SECTION 5.  NO SOLICITATION

          Stockholder covenants and agrees that, during the period commencing on the date of this Voting Agreement and ending on the Expiration Date, Stockholder shall not, directly or indirectly, and shall not authorize or permit any Representative of Stockholder, directly or indirectly, to: (i) solicit, initiate, encourage or induce the making, submission or announcement of any Acquisition Proposal or take any action that could reasonably be expected to lead to an Acquisition Proposal; (ii) furnish any information regarding any of the Acquired Corporations to any Person in connection with or in response to an Acquisition Proposal or potential Acquisition Proposal; or (iii) engage in discussions with any Person with respect to any Acquisition Proposal. Stockholder shall immediately cease any existing discussions with any Person that relate to any Acquisition Proposal.


SECTION 6.  REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

       Stockholder hereby represents and warrants to Parent as follows:

       6.1 AUTHORIZATION, ETC. Stockholder has all requisite power and capacity to execute and deliver this Voting Agreement and the Proxy and to perform his obligations hereunder and thereunder. This Voting Agreement and the Proxy has been duly executed and delivered by Stockholder and constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and
(ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

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     6.2  NO CONFLICTS, REQUIRED FILINGS AND CONSENTS.

          (a) The execution and delivery of this Voting Agreement and the Proxy by Stockholder do not, and the performance of this Voting Agreement and the Proxy by Stockholder will not: (i) conflict with or violate any Legal Requirement, order, decree or judgment applicable to Stockholder or by which he or any of his properties is bound or affected; or (ii) result in any breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any of the Subject Securities pursuant to, any Contract to which Stockholder is a party or by which Stockholder or any of his properties is bound or affected.

          (b) The execution and delivery of this Voting Agreement and the Proxy by Stockholder do not, and the performance of this Voting Agreement and the Proxy by Stockholder will not, require any Consent of any Person.

     6.3  TITLE TO SUBJECT SECURITIES.  As of the date hereof, Stockholder
Owns in the aggregate (including shares owned of record and shares owned beneficially) the number of issued and outstanding shares of Company Common Stock set forth below Stockholder's name on the signature page hereof, and the number of options, warrants and other rights to acquire shares of Company Common Stock set forth below Stockholder's name on the signature page hereof, and does not directly or indirectly Own, any shares of capital stock of the Company, or any option, warrant or other right to acquire any shares of capital stock of the Company, other than the shares and options, warrants and other rights set forth below Stockholder's name on the signature page hereof.

     6.4 ACCURACY OF REPRESENTATIONS. The representations and warranties contained in this Voting Agreement are accurate in all respects as of the date of this Voting Agreement, will be accurate in all respects at all times through the Expiration Date and will be accurate in all respects as of the date of the consummation of the Merger as if made on that date.


SECTION 7. COVENANTS OF STOCKHOLDER

     7.1 FURTHER ASSURANCES. From time to time and without additional consideration, Stockholder will execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, proxies, consents and other instruments as Parent may reasonably request for the purpose of effectively carrying out and furthering the intent of this Voting Agreement.

     7.2 LEGEND. Immediately after the execution of this Voting Agreement (and from time to time prior to the Expiration Date upon the acquisition by Stockholder of Ownership of any shares of Company Common Stock), Stockholder shall instruct the Company to cause each certificate of Stockholder evidencing any issued and outstanding shares of Company Common Stock Owned by Stockholder to bear a legend in the following form:

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     THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, EXCHANGED OR
     OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THE VOTING AGREEMENT DATED AS OF OCTOBER 17, 1997, AS IT MAY BE AMENDED, BETWEEN THE ISSUER AND _____________, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER.


SECTION 8.  MISCELLANEOUS

       8.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations, warranties and agreements made by Stockholder in this Voting Agreement shall survive (i) the consummation of the Merger, (ii) any termination of the Reorganization Agreement, and (iii) the Expiration Date.

       8.2 INDEMNIFICATION. Stockholder shall hold harmless and indemnify Parent from and against any Damages (regardless of whether or not such Damages relate to a third-party claim) which are incurred by Parent and that arise from any breach of any representation, warranty, covenant or obligation of Stockholder contained herein.

       8.3 EXPENSES. All costs and expenses incurred in connection with the transactions contemplated by this Voting Agreement shall be paid by the party incurring such costs and expenses.

       8.4 NOTICES. Any notice or other communication required or permitted to be delivered to either party under this Voting Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party hereto):

            if to Stockholder:

               at the address set forth below Stockholder's signature on the signature page hereto;

            if to Parent:

               SunGard Data Systems Inc.
               1285 Drummers Lane
               Wayne, PA  19087
               Attn:  Lawrence A. Gross
               Fax: (610) 341-8851

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     8.5  SEVERABILITY.  Any term or provision of this Voting Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Voting Agreement or affecting the validity or enforceability of any of the terms or provisions of this Voting Agreement in any other jurisdiction. If any provision of this Voting Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     8.6 ENTIRE AGREEMENT. This Voting Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Voting Agreement shall be binding upon either party hereto unless made in writing and signed by both parties hereto.

     8.7 ASSIGNMENT; BINDING EFFECT. Except as provided herein, neither this Voting Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except that Parent may assign all or any of its rights hereunder to any wholly-owned subsidiary of Parent. Subject to the preceding sentence, this Voting Agreement shall be binding upon Stockholder and his heirs, successors and assigns, and shall inure to the benefit of Parent and its successors and assigns. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Voting Agreement, this Voting Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Notwithstanding anything contained in this Voting Agreement to the contrary, nothing in this Voting Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective heirs, successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Voting Agreement.

     8.8 SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Voting Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that Parent shall be entitled to an injunction or injunctions to prevent breaches of this Voting Agreement and to enforce specifically the terms and provisions hereof in any Delaware court or other court of proper jurisdiction, this being in addition to any other remedy to which Parent is entitled at law or in equity.

     8.9 OTHER AGREEMENTS. Nothing in this Voting Agreement shall limit any of the rights or remedies of Parent or any of the obligations of Stockholder under any Affiliate Agreement between Parent and Stockholder or under any other agreement.

     8.10 APPLICABLE LAW; JURISDICTION. This Voting Agreement shall be governed in all respects by the laws of the State of Delaware, as applied to contracts
entered into and to be performed entirely within the State of Delaware.   In any
action between the parties, whether arising out of this Voting Agreement or otherwise: (a) each of the parties irrevocably and

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unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts located in the Commonwealth of Pennsylvania; (b) if any such action is commenced in a state court, then, subject to applicable law, no party shall object to the removal of such action to any federal court located in the Eastern District of the Commonwealth of Pennsylvania; (c) each of the parties irrevocably waives the right to trial by jury; and (d) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance with Section 8.4.

     8.11 COUNTERPARTS. This Voting Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

     8.12 CONSTRUCTION.

          (a) Headings of the Sections of this Voting Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

          (b) For purposes of this Voting Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

          (c) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Voting Agreement.

          (d) As used in this Voting Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

          (e) Except as otherwise indicated, all references in this Voting Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Voting Agreement and Exhibits to this Voting Agreement.

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     IN WITNESS WHEREOF, Parent and Stockholder have caused this Voting
Agreement to be executed as of the date first written above.


                                    SUNGARD DATA SYSTEMS INC.


                                    By: ______________________________________
                                        Richard C. Tarbox
                                        Vice President - Corporate Development




                                    Name: ____________________________________

                                         Address: ____________________________

                                         Facsimile: __________________________

                                         Number of issued and outstanding shares
                                         of Company Common Stock owned of record
                                         as of the date of this Voting
                                         Agreement:

                                         _______________________________________

                                         Number of additional issued and
                                         outstanding shares of Company Common
                                         Stock owned beneficially (but not of
                                         record) as of the date of this Voting
                                         Agreement:


                                         _______________________________________

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                                         Number of options, warrants and other
                                         rights to acquire shares of Company
                                         Common Stock owned of record as of the
                                         date of this Voting Agreement:


                                         _______________________________________

                                         Number of additional options, warrants
                                         and other rights to acquire shares of
                                         Company Common Stock owned beneficially
                                         (but not of record) as of the date of
                                         this Voting Agreement:


                                         _______________________________________

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                                   EXHIBIT A

                           FORM OF IRREVOCABLE PROXY

                               IRREVOCABLE PROXY


     The undersigned stockholder of Infinity Financial Technology, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Lawrence A. Gross, Richard C. Tarbox and SunGard Data Systems Inc., a Delaware corporation ("Parent"), and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to (i) the issued and outstanding shares of capital stock of the Company owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy and (ii) any and all other shares of capital stock of the Company which the undersigned may acquire after the date hereof. (The shares of the capital stock of the Company referred to in clauses (i) and (ii) of the immediately preceding sentence are collectively referred to as the "Shares.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and no subsequent proxies will be given with respect to any of the Shares.

     This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, dated as of the date hereof, between Parent and the undersigned (the "Voting Agreement"), and is granted in consideration of Parent entering into the Agreement and Plan of Merger and Reorganization, dated as of the date hereof, among Parent, Information Data Inc., a Delaware corporation and wholly owned subsidiary of Parent, and the Company (the "Reorganization Agreement"). Capitalized terms used but not otherwise defined in this proxy have the meanings ascribed to such terms in the Reorganization Agreement.

     The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the earlier to occur of the valid termination of the Reorganization Agreement or the Effective Time at any meeting of the stockholders of the Company, however called, or in any written action by consent of stockholders of the Company in favor of the Merger, the execution and delivery by the Company of the Reorganization Agreement and the adoption and approval of the terms thereof and in favor of each of the other actions contemplated by the Reorganization Agreement and any action required in furtherance hereof and thereof.

     The undersigned stockholder may vote the Shares on all other matters.

     This proxy shall be binding upon the heirs, successors and assigns of the undersigned (including any transferee of any of the Shares).

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     Any term or provision of this proxy which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this proxy or affecting the validity or enforceability of any of the terms or provisions of this proxy in any other jurisdiction. If any provision of this proxy is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     This proxy shall terminate upon the Expiration Date.

Dated:  October 17, 1997

                                    _______________________________________
                                    Name:

                                    Number of shares of Company Common Stock owned of record as of the date of this proxy:


                                    ________________________________________

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